Exhibit 99.2

INVESTAR®

NASDAQ: ISTR

Q3 2026 Investor Presentation

INVESTAR
HOLDING CORPORATION

Cautionary Statements

Non-GAAP Financial Measures

This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America, or GAAP. These measures and ratios include "tangible common equity," "tangible assets," "tangible common equity to tangible assets," "tangible book value per common share," "core noninterest income," "core earnings before noninterest expense," "core noninterest expense," "core earnings before income tax expense," "core income tax expense," "core earnings," "core earnings available to common shareholders," "core efficiency ratio," "core return on average assets," "core return on average common equity," "core basic earnings per common share" and "core diluted earnings per common share." We also present certain average loan, yield, net interest income and net interest margin data adjusted to show the effects of excluding interest recoveries and interest income accretion from the acquisition of loans. Management believes these non-GAAP financial measures provide information useful to investors in understanding Investar's financial results, and Investar believes that its presentation, together with the accompanying reconciliations, provides a more complete understanding of factors and trends affecting Investar's business and allows investors to view performance in a manner similar to management, the entire financial services sector, bank stock analysts and bank regulators. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and Investar strongly encourages investors to review its consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. A reconciliation of the non-GAAP financial measures disclosed in this presentation to the comparable GAAP financial measures is included at the end of the financial statement tables.

Forward-Looking and Cautionary Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect Investar's current views with respect to, among other things, future events and financial performance, including the potential impacts of its strategies and the anticipated closing and impacts of the Wichita Falls transaction. Investar generally identifies forward-looking statements by terminology such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "could," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of those words or other comparable words.

Any forward-looking statements contained in this presentation are based on the historical performance of Investar and its subsidiaries or on Investar's current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by Investar that the future plans, estimates or expectations by Investar will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to Investar's operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if Investar's underlying assumptions prove to be incorrect, Investar's actual results may vary materially from those indicated in these statements. Investar does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events: (1) the significant risks and uncertainties for our business, results of operations and financial condition, as well as our regulatory capital and liquidity ratios and other regulatory requirements caused by business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which we operate including heightened uncertainties resulting from recent changing trade and tariff policies that could have an adverse impact on inflation and economic growth at least in the near term; (2) changes in inflation, interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing; (3) our ability to successfully execute our strategy focused on consistent, quality earnings through the optimization of our balance sheet, and our ability to successfully execute a long-term growth strategy; (4) our ability to achieve organic loan and deposit growth, and the composition of that growth; (5) our ability to identify and enter into agreements to combine with attractive acquisition candidates, finance acquisitions, complete acquisitions after definitive agreements are entered into, and successfully integrate and grow acquired operations; (6) our potential growth, including our entrance or expansion into new markets, and the need for sufficient capital to support that growth; (7) a reduction in liquidity, including as a result of a reduction in the amount of deposits we hold or other sources of liquidity; (8) inaccuracy of the assumptions and estimates we make in establishing reserves for credit losses and other estimates; (9) changes in the quality or composition of our loan portfolio, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (10) changes in the quality and composition of, and changes in unrealized losses in, our investment portfolio, including whether we may have to sell securities before their recovery of amortized cost basis and realize losses; (11) the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute our strategy generally; (12) our dependence on our management team, and our ability to attract and retain qualified personnel; (13) the concentration of our business within our geographic areas of operation in Louisiana, Texas and Alabama; (14) risks to holders of our common stock relating to our 6.5% Series A Non-Cumulative Perpetual Convertible Preferred Stock, including, but not limited to dividend preferences to holders of the preferred stock, other conditions with respect to the payment of dividends on our common stock, potential dilution upon conversion of the preferred stock, and liquidation preferences to holders of the preferred stock; (15) increasing costs of complying with new and potential future regulations; (16) new or increasing geopolitical tensions, including resulting from conflicts and wars in the Middle East, Ukraine and Israel and surrounding areas or new areas; (17) the emergence or worsening of widespread public health challenges or pandemics; (18) concentration of credit exposure; (19) any deterioration in asset quality and higher loan charge-offs, and the time and effort necessary to resolve problem assets; (20) fluctuations in the price of oil and natural gas; (21) data processing system failures and errors; (22) risks associated with our digital transformation process, including increased risks of cyberattacks and other security breaches and challenges associated with addressing the increased prevalence of artificial intelligence; (23) risks of losses resulting from increased fraud attacks against us, our customers and others in the financial services industry; (24) potential impairment of our goodwill and other intangible assets; (25) the impact of litigation and other legal proceedings to which we become subject; (26) competitive pressures in the commercial finance, retail banking, mortgage lending and consumer finance industries, as well as the financial resources of, and products offered by, competitors; (27) the impact of changes in laws and regulations applicable to us, including banking, securities and tax laws and regulations and accounting standards, as well as changes in the interpretation of such laws and regulations by our regulators; (28) changes in the scope and costs of FDIC insurance and other coverages; (29) governmental monetary and fiscal policies; and (30) hurricanes, tropical storms, tropical depressions, floods, winter storms, droughts and other adverse weather events, all of which have affected Investar's market areas from time to time; other natural disasters; oil spills and other man-made disasters; acts of terrorism; other international or domestic calamities; acts of God; and other matters beyond our control.

Our Company

Investar Holding Corporation is the Bank Holding Company for Investar Bank

- Headquartered in Baton Rouge, LA
- Founded in 2006
- Full service, commercially-oriented community bank
- 36 branches across Alabama, Louisiana and Texas
- Initial public offering and Nasdaq listing in 2014
- Completed 8 whole bank acquisitions and 1 branch transaction
- 52 consecutive quarters of dividends paid; 11 consecutive years of dividend growth

Mission

Investar is a dynamic full service community bank focused on relationships that create value and opportunities for our customers, employees, shareholders and the community served



Execution of Strategic Initiatives – 3rd Quarter 2026

Balance Sheet Optimization and Capital

- Our strategy is to allow the consumer mortgage loans acquired from Wichita Falls Bancshares, Inc. ("WFB") to run off and replace them with production in our business lending portfolio, primarily through the origination of higher yielding commercial and industrial loans.
- During 2026, Investar hired thirteen commercial bankers, primarily from larger banks, seven in our Texas markets and six in our Louisiana markets, to grow our community banking relationships including loans, deposits and treasury management services.
- Total loans increased by $6.9 million, or 0.2%, to $3.07 billion at September 30, 2026 compared to $3.06 billion at June 30, 2026. Excluding loans acquired from WFB, total loans increased by $50.4 million, or 2.3%, to $2.26 billion at September 30, 2026 compared to $2.21 billion at June 30, 2026.
- The business lending portfolio, which consists of loans secured by owner-occupied commercial real estate properties and commercial and industrial loans, increased by $37.9 million, or 3.1%, to $1.25 billion at September 30, 2026 compared $1.21 billion at June 30, 2026.
- On October 1, 2026, we completed the purchase of commercial and industrial revolving lines of credit with an unpaid principal balance of approximately $65.0 million and total commitments of $81.9 million. The revolving lines of credit are variable-rate with varying renewal terms. The addition of these variable-rate products, combined with new loan production coming on at higher rates, supports our efforts to remix the loan portfolio and optimize the balance sheet.
- We remain focused on building capital levels through organic earnings coupled with strategic management of the balance sheet, including a disciplined pace of share repurchases. We repurchased 25,113 shares of our common stock during the 3rd quarter of 2026 at an average price of $29.44 per share, leaving 275,628 shares authorized for repurchase under the program at September 30, 2026.

Credit Quality

- Nonperforming assets to total assets was 0.66% at September 30, 2026 compared to 0.62% at June 30, 2026. The allowance for credit losses to nonperforming loans was 169.0% at September 30, 2026 compared to 187.3% at June 30, 2026.
- Net charge-offs during the 3rd quarter of 2026 were less than 0.01% of the average loan balance for the quarter.
- We continued our strategy to originate high quality loans that we believe are less susceptible to the effects of a potential economic downturn.

Expense Control and Efficiency

- Despite inflationary pressures, our expenses are closely monitored and remain well-controlled.
- We are continuing to execute on our digital transformation and evaluating opportunities to optimize our physical branch and ATM footprint.

Financial Overview – 3rd Quarter 2026

Highlights

- Diluted earnings per common share were $0.74 for the 3rd quarter of 2026 compared to $0.61 for the 2nd quarter of 2026. Core diluted earnings per common share[1] were $0.77 for the 3rd quarter of 2026 compared to $0.75 for the 2nd quarter of 2026.
- Net interest margin improved six basis points to 3.73% for the 3rd quarter of 2026 compared to 3.67% for the 2nd quarter of 2026.
- Exclusive of the interest income accretion from the acquisition of loans and interest recoveries, adjusted net interest margin improved one basis point to 3.40% for the 3rd quarter of 2026 compared to 3.39% for the 2nd quarter of 2026.
- Return on average assets was 1.21% for the 3rd quarter of 2026 compared to 0.98% for the 2nd quarter of 2026. Core return on average assets[1] was 1.25% for the 3rd quarter of 2026 compared 1.21% for the 2nd quarter of 2026.
- Efficiency ratio was 61.77% for the 3rd quarter of 2026 compared to 67.49% for the 2nd quarter of 2026. Core efficiency ratio[1] was 60.64% for the 3rd quarter of 2026 compared 60.07% for the 2nd quarter of 2026.
- Total loans increased by $6.9 million, or 0.2%, to $3.07 billion at September 30, 2026 compared to $3.06 billion at June 30, 2026. Excluding loans acquired from WFB, total loans increased by $50.4 million, or 2.3%, to $2.26 billion at September 30, 2026 compared to $2.21 billion at June 30, 2026.
- The business lending portfolio, which consists of loans secured by owner-occupied commercial real estate properties and commercial and industrial loans, increased by $37.9 million, or 3.1%, to $1.25 billion at September 30, 2026 compared $1.21 billion at June 30, 2026.
- Variable-rate loans as a percentage of total loans was 51% at September 30, 2026 compared to 50% at June 30, 2026. Included in variable-rate loans are adjustable-rate mortgage loans we acquired in connection with our acquisition of WFB, which generally have fixed interest rates for an initial period depending on the loan term.
- Investar's regulatory tier 1 leverage capital ratio increased to 10.92%, or 3.4%, at September 30, 2026 compared to 10.56% at June 30, 2026, and we remain well capitalized.

3rd Quarter Results		
Balance Sheet (in millions)		
Assets	$	3,867
Net Loans	$	3,031
Deposits	$	3,181
Common Equity	$	384
Holding Company Capital		
TCE/TA[1]		8.18%
Tier 1 Leverage Capital		10.92%
Common Equity Tier 1 Capital		11.79%
Tier 1 Capital		13.36%
Total Capital		15.05%
Profitability (dollars in thousands)		
Net Interest Margin		3.73%
ROAA		1.21%
ROACE		11.16%
Net Income	$	11,655
Net Income Available to Common Shareholders	$	11,127
Pre-Tax, Pre-Provision Income[1]	$	14,074
Per Common Share Information		
Tangible Book Value[1]	$	22.55
Earnings (Diluted)	$	0.74
Dividends	$	0.12

[1] *Non-GAAP financial measure; please see appendix for additional details*

Leadership Team



John J. D'Angelo, President and Chief Executive Officer

Mr. D'Angelo has been the President and Chief Executive Officer of the Company since our organization as a bank holding company in 2013. He has also served as the Bank's President and Chief Executive Officer since its organization in 2006. Prior to Investar Bank's organization, Mr. D'Angelo was manager of the private banking, small business banking, construction lending, brokerage and trust areas of Hibernia National Bank (the predecessor to Capital One Bank, N.A.) for more than six years in the East Baton Rouge Parish, Louisiana, market. From 1996 to 2005, Mr. D'Angelo was president and director of Aegis Lending Corporation, a company with lending operations in 46 states and the District of Columbia.



John R. Campbell, Executive VP and Chief Financial Officer

Mr. Campbell joined the Bank in January 2023 as the Chief Financial Officer. Prior to joining the Bank, he served as the Director of Accounting and Corporate Controller for Laitram LLC, a global manufacturing company. Prior to joining Laitram LLC in 2005, Mr. Campbell served in corporate treasury, accounting and financial reporting, portfolio management, and lending roles for Hibernia National Bank for over ten years. Mr. Campbell also spent four years as an auditor with Ernst & Young LLP serving both public and privately-held clients in a variety of industries, including financial services. He has a Bachelor of Science in Finance from Louisiana State University and is a licensed Certified Public Accountant.



Jeffrey W. Martin, Executive VP and Chief Risk Officer

Mr. Martin joined the Bank in April 2020 as the Business Banking Director. In October 2025, he assumed the role of Chief Risk Officer. From October 2021 to April 2026, he served as Chief Credit Officer. Prior to joining the Bank, he served as a Commercial Banking Executive for Regions Bank. He has over 30 years of banking experience, including senior roles in credit risk management, special assets, business development strategy and commercial banking.



Linda M. Crochet, Executive VP and Chief Operations Officer

Ms. Crochet joined the Bank in January 2019 as the Greater Baton Rouge Loan Portfolio President. In October 2021, she assumed the role of Chief Operations Officer of the Company and the Bank. Prior to joining the Bank, Ms. Crochet served as Senior Director of Credit Process and Technology within the Credit Risk Management department of Capital One Bank from 2005 to 2018. Ms. Crochet also spent 21 years at Hibernia National Bank, which was acquired by Capital One Bank in 2005, in various roles that include credit underwriting, credit policy, lending, and investor relations.

Corporate Culture

VALUES

Integrity
Neighborly
Visionary
Empowerment
Star Service
Team Focused
Accountable
Responsive

MISSION

INVESTAR IS
a dynamic full service community bank focused on relationships that create value and opportunities for our customers, employees, shareholders and the community served

Creating Shareholder Value

Tangible Book Value Per Common Share[1]

6.0% TBV / Common Share[1]
GROWTH CAGR[2]
2022 – 2026Q3

2026Q3 includes the impact of ($3.87) per share of AOCL[3]



$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
TBV/Common Share[1] ($)
$18.92
$20.31
$23.42
$22.55
2023
2024
2025
2026Q3
TBV/Common Share

[1] Non-GAAP financial measure; please see appendix for additional details
[2] Abbreviation for Compound Annual Growth Rate – for the period beginning December 31, 2023 and ending September 30, 2026
[3] Abbreviation for Accumulated Other Comprehensive Loss

INVESTAR HOLDING CORPORATION

Dividend History



$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
27% CAGR
2014[1]
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026[2]

[1] Annualized based on 3rd quarter 2014 dividend of $0.0068 plus 4th quarter 2014 dividend of $0.007
[2] Annualized based on actual dividends of $0.35 through the 3rd quarter of 2026

INVESTAR HOLDING CORPORATION

Recent GAAP Earnings Performance

Net Income Available to Common Shareholders ($000)



$5,651
$5,410
$11,496
$8,944
$11,127
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Earnings Per Common Share (Diluted)



$0.54
$0.51
$0.77
$0.61
$0.74
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

ROAA (%)



0.88
0.83
1.25
0.98
1.21
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Net Interest Margin (%)



3.16
3.20
3.59
3.67
3.73
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

INVESTAR
HOLDING CORPORATION

Recent Core Earnings Performance

Core Earnings Available to Common Shareholders ($000)[1]


$5,737
$6,135
$13,073
$11,129
$11,518
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Core Earnings Per Common Share (Diluted)[1]


$0.54
$0.58
$0.87
$0.75
$0.77
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Core ROAA (%)[1]


0.89
0.93
1.41
1.21
1.25
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Core Efficiency Ratio (%)[1]


67.66
66.13
58.46
60.07
60.64
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

[1] Non-GAAP financial measure; please see the appendix for additional details

Returns to Shareholders

Shares Repurchased (%)[1]



3.39%
5.02%
2.25%
0.19%
1.16%
1.08%
2021
2022
2023
2024
2025
YTD2026

- In July 2023, the Board of Directors authorized an additional 350,000 shares for repurchase under our stock repurchase program.
- At September 30, 2026, 275,628 common shares were authorized for repurchase under our stock repurchase program.
- Repurchased 25,113 shares at an average price of $29.44 during the 3rd quarter of 2026 and 105,768 shares YTD at an average price of $28.58.

Dollars Returned to Shareholders ($000)



$10,015
$3,090
$6,925
$14,092
$3,552
$10,540
$6,870
$3,844
$3,026
$4,272
$300
$3,972
$6,520
$4,226
$2,294
$7,300
$4,243
$3,057
2021
2022
2023
2024
2025
YTD2026
Cash Paid to Repurchase Shares
Dividends Paid on Common Stock

- Since the inception of the stock repurchase program in 2015, the Company has paid $53.3 million to repurchase 2,774,372 shares at an average price of $19.21.
- The repurchase program is complemented by our ongoing quarterly shareholder dividend, which has increased at 27% per annum since our initial public offering to $0.12 per common share for the 3rd quarter of 2026.

[1] Represents shares repurchased in period stated divided by common shares outstanding at prior period end.

Continued Execution of Acquisition Strategy

Investar Has Completed 8 Whole Bank Acquisitions and 1 Branch Transaction



2011
South LA Business Bank (LA)
2013
First Community Bank (LA)
2017
Citizens Bancshares (LA)
2017
BOJ Bancshares (LA)
2019
Mainland Bank (TX)
2019
Bank of York (AL)
2020
PlainsCapital Bank Branches (TX)
2021
Cheaha Financial Group (AL)
2026
Wichita Falls Bancshares (TX)
Total Assets: $3.9 Billion

INVESTAR HOLDING CORPORATION

Investment Portfolio – 3rd Quarter 2026

Available for Sale (Dollars in thousands)	Book Value	Gain (Loss)	Fair Value
U.S. Governmental Securities	$ 39,290	$ (1,927)	$ 37,363
State and Political Subdivisions	18,843	(2,600)	16,243
Corporate Bonds	24,574	(1,518)	23,056
Residential Mortgage-backed Securities	305,137	(51,440)	253,697
Commercial Mortgage-backed Securities	92,198	(9,914)	82,284
Total	$ 480,042	$ (67,399)	$ 412,643

Available for Sale Portfolio Characteristics	
Weighted average modified duration	5.2 years
Current tax-equivalent yield	3.34%



Commercial Mortgage-backed Securities 20%
Residential Mortgage-backed Securities 61%
U.S. Governmental Securities 9%
State and Political Subdivisions 4%
Corporate Bonds 6%

Held to Maturity (Dollars in thousands)	Book Value	Gain (Loss)	Fair Value
State and Political Subdivisions	$ 45,236	$ 1,100	$ 46,336
Residential Mortgage-backed Securities	1,803	(298)	1,505
Total	$ 47,039	$ 802	$ 47,841

Held to Maturity Portfolio Characteristics	
Weighted average modified duration	8.4 years
Current tax-equivalent yield	6.63%



Residential Mortgage-backed Securities 3%
State and Political Subdivisions 97%

Total Effective Duration:	5.6 years

Loan Portfolio - 3rd Quarter 2026

Total Portfolio



Consumer
0.4%
Construction & Development
7.5%
Commercial & Industrial
23.9%
Nonowner-Occupied Commercial Real Estate
16.2%
1-4 Family
30.1%
Owner-Occupied Commercial Real Estate
16.8%
Farmland
0.4%
Multifamily
4.7%

Fixed vs. Variable Rate



$917.1M
Repricing within 3 months
Short-Term Variable
29.9%
$1.49B
Fixed Rate
48.7%
Long-Term Variable
21.4%
$657.2M
Repricing in greater than 3 months

	Loan Portfolio Detail - Quarterly Lookback				
(Dollars in thousands)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026
Construction & Development	$ 140,561	$ 147,980	$ 318,868	$ 261,799	$ 228,516
1-4 Family	382,445	376,238	920,480	907,385	924,357
Multifamily	130,232	130,005	135,081	144,234	143,421
Farmland	3,996	4,788	7,803	9,850	11,956
Owner-Occupied Commercial Real Estate	462,830	460,126	505,882	508,245	515,704
Nonowner-Occupied Commercial Real Estate	459,711	452,142	504,784	512,483	497,121
Commercial & Industrial	560,763	595,263	661,803	703,279	733,741
Consumer	9,985	9,431	13,115	12,612	11,992
Total Loans	$ 2,150,523	$ 2,175,973	$ 3,067,816	$ 3,059,887	$ 3,066,808

CRE Portfolio Overview

Portfolio Characteristics September 30, 2026	
% of Total Portfolio	38.2%
Owner-Occupied as % of CRE Portfolio	44.1%
Nonowner-Occupied Office as a % of Total Portfolio	3.2%
Average Loan Size	$1.0M



Farmland 1%
Multifamily 12%
Owner-occupied 44%
$1.2B
Nonowner-occupied 43%

Owner-Occupied



All other owner-occupied 13%
Retail trade 25%
Construction 4%
Wholesale trade 11%
$516M
Mining, quarrying, and oil and gas extraction 6%
Accommodation and food services 8%
Real estate 12%
Other services (except public administration) 7%
Healthcare and social assistance 9%
Manufacturing 5%

Nonowner-Occupied



Warehouse 14%
Hotel/motel 6%
Retail 31%
All other nonowner-occupied 13%
$497M
Healthcare 16%
Office 20%

C&I Portfolio Overview

By Collateral Type



Attorney Cases 7%
Other 11%
Unsecured 3%
Equipment 11%
Cash/Brokerage Secured 12%
Marine 13%
Accounts Receivable 43%
$604M

By Industry



Transportation and Warehousing 9%
Professional, Scientific and Technical Services 10%
Mining, quarrying, and oil and gas extraction 17%
Healthcare and social assistance 7%
Other 20%
Finance and Insurance 37%
$604M

Portfolio Characteristics September 30, 2026	
% of Total Portfolio	19.7%
Average Loan Size	$164K

INVESTAR HOLDING CORPORATION

Note: C&I portfolio excludes public finance loans

Construction & Development Portfolio Overview



Lot/Raw Land - Consumer 5%
1-4 Family Construction - Builder 17%
1-4 Family Development/Builder Lots 6%
$229M
1-4 Family Mortgage - Construction 25%
Commercial Land & Construction 37%
Multifamily 10%

Portfolio Characteristics September 30, 2026	
% of Total Portfolio	7.5%
Average Loan Size	$0.7M

Consumer Portfolio Overview



Unsecured 14%
Miscellaneous 2%
Auto 32%
$12M
CD/Savings Secured 40%
Recreational 12%

Portfolio Characteristics September 30, 2026	
% of Total Portfolio	0.4%
Average Loan Size	$10K

Note: Since exiting the indirect auto loan origination business at the end of 2015, the Bank has experienced decreased loan sales and has ceased originations of consumer loans held for sale.

Allowance for Credit Losses

Allowance for Credit Losses / Total Loans (%)



1.16
1.38
1.26
1.21
1.18
2022
2023
2024
2025
2026Q3

(Dollars in thousands)	For the year ended 12/31/2022	12/31/2023	12/31/2024	12/31/2025	For the nine months ended 9/30/2026
Allowance for Credit Losses:					
Beginning balance	$ 20,859	$ 24,364	$ 30,540	$ 26,721	$ 26,349
Allowance on WFB loans at acquisition	-	-	-	-	11,702
ASC Topic 326 adoption impact[1]	-	5,865	-	-	-
Provision for (reversal of) credit losses on loans	2,922	(1,964)	(3,192)	(3,774)	(1,541)
Charge-offs	(633)	(742)	(1,300)	(459)	(669)
Recoveries	1,216	3,017	673	3,861	269
Ending balance	$ 24,364	$ 30,540	$ 26,721	$ 26,349	$ 36,110

[1] Investar adopted the Current Expected Credit Loss accounting standard on January 1, 2023. Upon adoption, Investar recorded a one-time, cumulative effect adjustment to increase the allowance for credit losses by $5.9 million and reduce retained earnings, net of tax, by $4.3 million.

Asset Quality Trends

Nonperforming Assets ($000s)


$12,313
$12,635
$23,744
$24,098
$25,396
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

NPAs / Assets (%)


0.44
0.45
0.61
0.62
0.66
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Net Charge-offs / Avg. Loans (%)


0.00
0.00
0.01
0.00
0.00
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Reserves / NPLs (%)


344.7
284.5
176.8
187.3
169.0
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

INVESTAR
HOLDING CORPORATION

Deposit Portfolio – 3rd Quarter 2026

- Total deposits decreased $33.1 million, or 1.0%, to $3.18 billion at September 30, 2026, compared to $3.21 billion at June 30, 2026.
- Investar utilizes brokered time deposits, entirely in denominations of less than $250,000, to secure fixed cost funding and reduce short-term borrowings. At September 30, 2026, the remaining weighted average duration of brokered time deposits was approximately five months with a weighted average rate of 3.93%.
- Investar utilizes brokered demand deposits when pricing is more favorable than other short-term borrowings.



Interest-bearing Demand 31.1%
Money Market 10.9%
Brokered Demand 0.0%
Savings 5.0%
Brokered Time 2.0%
Noninterest-bearing Demand 20.1%
Time 30.9%

	Deposit Composition - Quarterly Lookback				
(Dollars in thousands)	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026
Noninterest-bearing Demand	$ 446,361	$ 445,986	$ 640,129	$ 621,870	$ 639,188
Interest-bearing Demand	633,766	608,807	938,758	989,520	987,710
Money Market	237,339	255,500	374,842	362,317	346,569
Brokered Demand	-	2	-	-	257
Savings	137,514	136,124	164,815	165,192	159,995
Brokered Time	210,822	204,069	101,217	62,900	63,981
Time	706,876	699,761	1,013,052	1,012,087	983,071
Total Deposits	$ 2,372,678	$ 2,350,249	$ 3,232,813	$ 3,213,886	$ 3,180,771

Total Deposit Interest Rate[1]	**2.46%**	**2.35%**	**2.30%**	**2.19%**	**2.20%**

[1] *Non-GAAP financial measure; please see appendix for additional details*

Financial Profile

(Dollars in thousands, except per share data)	As of December 31,					For the three months ended			
	2021	2022	2023	2024	2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026
Balance Sheet									
Total Assets	$ 2,513,203	$ 2,753,807	$ 2,815,155	$ 2,722,812	$ 2,833,048	$ 2,833,048	$ 3,875,115	$ 3,861,673	$ 3,866,819
Total Loans	$ 1,872,012	$ 2,104,767	$ 2,210,619	$ 2,125,084	$ 2,175,973	$ 2,175,973	$ 3,067,816	$ 3,059,887	$ 3,066,808
Total Deposits	$ 2,120,266	$ 2,082,365	$ 2,255,727	$ 2,345,944	$ 2,350,249	$ 2,350,249	$ 3,232,813	$ 3,213,886	$ 3,180,771
Loans / Deposits	88.29%	101.08%	98.00%	90.59%	92.58%	92.58%	94.90%	95.21%	96.42%
Capital									
TCE / TA[1]	8.04%	6.37%	6.65%	7.44%	8.22%	8.22%	8.21%	8.39%	8.18%
Total Capital	12.99%	13.25%	12.99%	13.13%	14.66%	14.66%	14.62%	14.99%	15.05%
Tier 1 Capital	9.90%	10.21%	9.90%	11.25%	12.85%	12.85%	12.93%	13.27%	13.36%
Tier 1 Leverage Capital	8.12%	8.53%	8.35%	9.27%	10.73%	10.73%	10.31%	10.56%	10.92%
Profitability Measures									
Net Interest Margin	3.53%	3.67%	2.83%	2.63%	3.07%	3.20%	3.59%	3.67%	3.73%
Noninterest Income / Average Assets	0.47%	0.70%	0.24%	0.51%	0.34%	0.26%	0.31%	0.32%	0.32%
Noninterest Expense / Average Assets	2.45%	2.34%	2.27%	2.26%	2.37%	2.28%	2.37%	2.55%	2.37%
Efficiency Ratio	65.79%	56.29%	77.26%	75.08%	72.85%	69.34%	64.08%	67.49%	61.77%
ROAA	0.31%	1.37%	0.60%	0.73%	0.83%	0.83%	1.25%	0.98%	1.21%
ROACE	3.22%	15.63%	7.63%	8.60%	8.45%	7.91%	12.12%	9.19%	11.16%
Diluted Earnings Per Common Share	$ 0.76	$ 3.50	$ 1.69	$ 2.04	$ 2.13	$ 0.51	$ 0.77	$ 0.61	$ 0.74
Net Income	$ 8,000	$ 35,709	$ 16,678	$ 20,252	$ 22,904	$ 5,938	$ 12,024	$ 9,472	$ 11,655
Net Income Available to Common Shareholders	$ 8,000	$ 35,709	$ 16,678	$ 20,252	$ 21,848	$ 5,410	$ 11,496	$ 8,944	$ 11,127
Asset Quality									
NPAs / Assets	1.28%	0.44%	0.36%	0.52%	0.45%	0.45%	0.61%	0.62%	0.66%
NCOs / Average Loans	1.18%	-0.03%	-0.11%	0.03%	-0.16%	0.00%	0.01%	0.00%	0.00%

[1] Non-GAAP financial measure; please see appendix for additional details

Appendix

Non-GAAP Reconciliation

(Dollars in thousands, except per share data)	As of December 31,					As of the three months ended			
	2021	2022	2023	2024	2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026
Tangible common equity:									
Total stockholders' equity	$ 242,598	$ 215,782	$ 226,768	$ 241,296	$ 301,073	$ 301,073	$ 414,634	$ 420,132	$ 413,970
Less: preferred stock	-	-	-	-	30,353	30,353	30,353	30,353	30,353
Total common stockholders' equity	242,598	215,782	226,768	241,296	270,720	270,720	384,281	389,779	383,617
Adjustments:									
Goodwill	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(58,090)	(58,267)	(60,634)
Other intangibles	(3,948)	(3,059)	(2,232)	(1,608)	(1,096)	(1,096)	(14,048)	(13,437)	(12,834)
Tangible common equity	$ 198,562	$ 172,635	$ 184,448	$ 199,600	$ 229,536	$ 229,536	$ 312,143	$ 318,075	$ 310,149
Common shares outstanding	10,343,494	9,901,847	9,748,067	9,828,413	9,798,948	9,798,948	13,741,225	13,777,385	13,753,007
Book value per common share	$ 23.45	$ 21.79	$ 23.26	$ 24.55	$ 27.63	$ 27.63	$ 27.97	$ 28.29	$ 27.89
Tangible book value per common share	$ 19.20	$ 17.43	$ 18.92	$ 20.31	$ 23.42	$ 23.42	$ 22.72	$ 23.09	$ 22.55
Tangible assets:									
Total assets	$ 2,513,203	$ 2,753,807	$ 2,815,155	$ 2,722,812	$ 2,833,048	$ 2,833,048	$ 3,875,115	$ 3,861,673	$ 3,866,819
Adjustments:									
Goodwill	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(58,090)	(58,267)	(60,634)
Other intangibles	(3,948)	(3,059)	(2,232)	(1,608)	(1,096)	(1,096)	(14,048)	(13,437)	(12,834)
Tangible assets	$ 2,469,167	$ 2,710,660	$ 2,772,835	$ 2,681,116	$ 2,791,864	$ 2,791,864	$ 3,802,977	$ 3,789,969	$ 3,793,351
Total common equity to total assets	9.65%	7.84%	8.06%	8.86%	9.56%	9.56%	9.92%	10.09%	9.92%
Tangible common equity to tangible assets	8.04%	6.37%	6.65%	7.44%	8.22%	8.22%	8.21%	8.39%	8.18%

Non-GAAP Reconciliation (continued)

(Dollars in thousands)	For the three months ended 9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026
Net Income	$ 6,179	$ 5,938	$ 12,024	$ 9,472	$ 11,655
Plus: Provision for (Reversal of) Credit Losses	139	(75)	(2,108)	275	(136)
Plus: Income Tax Expense	1,293	1,333	2,885	2,136	2,555
Pre-Tax, Pre-Provision Net Income	**$ 7,611**	**$ 7,196**	**$ 12,801**	**$ 11,883**	**$ 14,074**

Non-GAAP Reconciliation (continued)

(Dollars in thousands)	For the three months ended 9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026
Interest on Deposits	$ 14,726	$ 14,046	$ 18,710	$ 17,496	$ 17,598
Average Interest-Bearing Deposits	1,919,377	1,917,020	2,662,652	2,578,750	2,553,344
Average Noninterest-Bearing Deposits	451,029	453,460	633,636	627,583	623,939
Average Total Deposits	2,370,406	2,370,480	3,296,288	3,206,333	3,177,283
Total Deposit Interest Rate	**2.46%**	**2.35%**	**2.30%**	**2.19%**	**2.20%**

Non-GAAP Reconciliation (continued)

(Dollars in thousands)	For the three months ended 9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026
Net interest income	$ 21,153	$ 21,631	$ 32,660	$ 33,449	$ 33,765
Provision for (reversal of) credit losses	139	(75)	(2,108)	275	(136)
Net interest income after provision for (reversal of) credit losses	**21,014**	**21,706**	**34,768**	**33,174**	**33,901**
Noninterest income	2,984	1,842	2,980	3,098	3,046
Gain on call or sale of investment securities, net	(2)	(16)	-	(12)	-
Loss on sale or disposition of fixed assets, net	5	-	-	-	-
(Gain) loss on sale of other real estate owned, net	(94)	94	84	(4)	122
Gain on sale of loans	-	-	(26)	-	-
Change in the fair value of equity securities	(200)	(84)	(130)	(177)	(98)
Change in the net asset value of other investments [1]	11	389	(17)	109	144
Core noninterest income	**2,704**	**2,225**	**2,891**	**3,014**	**3,214**
Core earnings before noninterest expense	23,718	23,931	37,659	36,188	37,115
Total noninterest expense	16,526	16,277	22,839	24,664	22,737
Write down of other real estate owned [2]	(138)	-	-	(75)	(11)
Severance [3]	-	(52)	(327)	(105)	(43)
Acquisition expense	(246)	(449)	(1,728)	(2,582)	(258)
Core noninterest expense	**16,142**	**15,776**	**20,784**	**21,902**	**22,425**
Core earnings before income tax expense	**7,576**	**8,155**	**16,875**	**14,286**	**14,690**
Core income tax expense [4]	1,311	1,492	3,274	2,629	2,644
Core earnings	**$ 6,265**	**$ 6,663**	**$ 13,601**	**$ 11,657**	**$ 12,046**
Preferred stock dividends declared	528	528	528	528	528
Core earnings available to common shareholders	**$ 5,737**	**$ 6,135**	**$ 13,073**	**$ 11,129**	**$ 11,518**

Non-GAAP Reconciliation (continued)

(Dollars in thousands, except per share data)	For the three months ended 9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026
Core basic earnings per common share	$ 0.58	$ 0.63	$ 0.95	$ 0.81	$ 0.84
Diluted earnings per common share (GAAP)	0.54	0.51	0.77	0.61	0.74
Gain on call or sale of investment securities, net	-	-	-	-	-
Loss on sale or disposition of fixed assets, net	-	-	-	-	-
(Gain) loss on sale of other real estate owned, net	(0.01)	0.01	-	-	0.01
Gain on sale of loans	-	-	-	-	-
Change in the fair value of equity securities	(0.02)	(0.01)	(0.01)	(0.01)	(0.01)
Change in the net asset value of other investments [1]	-	0.03	-	0.01	0.01
Write down of other real estate owned [2]	0.01	-	-	-	-
Severance [3]	-	0.01	0.02	0.01	-
Acquisition expense	0.02	0.03	0.09	0.13	0.02
Core diluted earnings per common share	**$ 0.54**	**$ 0.58**	**$ 0.87**	**$ 0.75**	**$ 0.77**
Efficiency ratio	68.47%	69.34%	64.08%	67.49%	61.77%
Core efficiency ratio	67.66%	66.13%	58.46%	60.07%	60.64%
Core return on average assets [5]	0.89%	0.93%	1.41%	1.21%	1.25%
Total average assets	$ 2,797,338	$ 2,836,916	$ 3,910,392	$ 3,879,711	$ 3,814,172

[1] Change in net asset value of other investments represents unrealized gains or losses on Investar's investments in Small Business Investment Companies and other investment funds included in other operating income in the accompanying consolidated statements of income.

[2] Reflects an adjustment to noninterest expense for provision for estimated losses on other real estate owned when fair value is determined to be less than carrying values, which is included in other operating expenses in the accompanying consolidated statements of income.

[3] Severance is included in salaries and employee benefits in the accompanying consolidated statements of income.

[4] Core income tax expense is calculated using the effective tax rates of 18.0%, 18.4%, 19.4%, 18.3% and 17.3% for the quarters ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively.

[5] Core earnings used in calculation. No adjustments were made to average assets.

Non-GAAP Reconciliation (continued)

(Dollars in thousands)	For the three months ended September 30, 2026 Average Balance	Interest Income/ Expense	Yield/ Rate	June 30, 2026 Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:						
Loans	$ 3,038,414	$ 48,257	6.30%	$ 3,049,671	$ 47,715	6.28%
Adjustments:						
Interest recoveries		6			21	
Accretion		2,965			2,543	
Adjusted loans	3,038,414	45,286	5.91	3,049,671	45,151	5.94
Securities:						
Taxable	459,120	3,824	3.30	460,171	3,790	3.30
Tax-exempt	55,937	740	5.25	56,218	743	5.30
Interest-bearing balances with banks	41,298	501	4.81	90,896	951	4.20
Adjusted interest-earning assets	3,594,769	50,351	5.56	3,656,956	50,635	5.55
Total interest-bearing liabilities	2,738,519	19,557	2.83	2,804,480	19,750	2.82
Net interest income/net interest margin		$ 33,765	3.73%		$ 33,449	3.67%
Adjusted net interest income/adjusted net interest margin		$ 30,794	3.40%		$ 30,885	3.39%

INVESTAR
HOLDING CORPORATION